SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                          Date of Report: June 4, 2003


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)



Commission File No.  0-10772


         Virginia                                                  54-0846569
(State or other jurisdiction of                         (IRS Employer ID No.)
incorporation or organization)



         9150 Guilford Road
         Columbia, Maryland                                        21046-2306
(Address of principal executive office)                            (Zip Code)



Registrant's telephone number, including area code:            (301) 939-7000


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                                ESSEX CORPORATION



ITEM 5. OTHER EVENTS

         On June 4, 2003, Essex Corporation issued a press release announcing that trading of shares of common stock of Essex Corporation on the American Stock Exchange (Amex) will begin at the market opening on Wednesday, June 4, 2003 under the symbol "EYW". A copy of the Registrant's press release is attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (c)  Exhibits

        99.1     Press Release dated June 4, 2003, issued by Essex Corporation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ESSEX CORPORATION
                                  (Registrant)


                                /S/ JOSEPH R. KURRY, JR.
                                ----------------------------------------
DATE:  June 4, 2003             Joseph R. Kurry, Jr.
                                Sr. Vice President, Treasurer and Chief
                                Financial Officer


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                                  EXHIBIT INDEX


Exhibit
NUMBER    DESCRIPTION



99.1      Press Release dated June 4, 2003, issued by Essex Corporation.